SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                             Cholestech Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  No fee required.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------

(5)  Total fee paid:

----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------

(3)  Filing party:

----------------------------------------------------------------------------

(4)  Date filed:

----------------------------------------------------------------------------

                             CHOLESTECH CORPORATION

                                  ------------

                    Notice of Annual Meeting of Shareholders
                           To Be Held August 22, 1997

                                  ------------


TO THE SHAREHOLDERS OF CHOLESTECH CORPORATION:


     Notice is hereby given that the Annual Meeting of Shareholders of CHOLESTECH CORPORATION will be held at the Hotel Sofitel San Francisco Bay located at 223 Twin Dolphin Drive, Redwood City, California 94065, on Friday, August 22, 1997, at 10:00 a.m. Pacific Time, for the following purposes:

   1. To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their successors are elected.

   2. To approve the adoption of the Company's 1997 Stock Incentive Program and to authorize the reservation of 900,000 shares of Common Stock for issuance thereunder.

   3. To approve the Company's 1992 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000.

   4. To  ratify  the  appointment  of  Price   Waterhouse  LLP  as  independent
      accountants of the Company for the fiscal year ending March 27, 1998.

   5. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on June 27, 1997 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.


                                        By Order of the Board of Directors,


                                        /s/ Andrea J. Tiller



                                        Andrea J. Tiller
                                        Chief Financial Officer
July 23, 1997


                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                             CHOLESTECH CORPORATION

                                 PROXY STATEMENT

                                  ------------


                 INFORMATION CONCERNING SOLICITATION AND VOTING


General

     This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are being furnished to the shareholders of Cholestech Corporation ("Cholestech" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1997 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Hotel Sofitel San Francisco Bay located at 223 Twin Dolphin Drive, Redwood City, California 94065, on Friday, August 22, 1997 at 10:00 a.m. Pacific Time. The Company's principle executive office is located at 3347 Investment Boulevard, Hayward, California 94545, and its telephone number at that address is (510) 732-7200.

     These proxy solicitation materials and the Annual Report to Shareholders for the fiscal year ended March 28, 1997, including financial statements, were first mailed on or about July 23, 1997 to all shareholders entitled to vote at the meeting.


Record Date and Voting Securities

     Shareholders of record at the close of business on June 27, 1997 of the Company's Common Stock, no par value ("Common Stock"), are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On that date, 11,230,983 shares of Common Stock were outstanding and entitled to vote and held by approximately 313 shareholders. No shares of the Company's Preferred Stock were outstanding.


Revocability of Proxy

     A proxy may be revoked by a shareholder prior to the voting at the Annual Meeting by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the prior appointment.


Voting and Solicitation

     Each shareholder is entitled to one vote for each share held. Each shareholder voting in the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more candidates than the number of directors to be elected (five). However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of the intention to cumulate the shareholder's votes. On all other matters, each share has one vote. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

     The cost of soliciting votes will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or by facsimile.

Deadline of Receipt of Shareholder Proposals

     Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1998 Annual Meeting of Shareholders must be received by the Company no later than March 20, 1998 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to the meeting.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS


General

     A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's five (5) nominees named below, all of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been duly elected and qualified.


Vote Required and Board Recommendation

     If a quorum is present and voting, the five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.


Nominees

     The names of the nominees and certain information about them are set forth below.

           Name of Nominee                 Age         Position with the Company          Director Since
----------------------------------------   -----   ------------------------------------   ---------------
Harvey S. Sadow, Ph.D.(1)(2)(3)   ......   74      Chairman of the Board                     1990
Warren E. Pinckert II(3)    ............   53      President, Chief Executive Officer        1993
                                                   and Director
Joseph Buchman M.D.(1)   ...............   67      Director                                  1994
John L. Castello(2)(3)   ...............   61      Director                                  1993
H. R. Shepherd(1)  .....................   76      Director                                  1994

------------
(1) Member of the Audit Committee

(2) Member of the Compensation Committee

(3) Member of the Nominating Committee

     There is no family relationship between any director or executive officer of the Company.

     Harvey S. Sadow, Ph.D. has been a Director of the Company since January 1990 and has served as Chairman of the Board of Directors of the Company since February 1992. He was President and Chief Executive Officer of Boehringer
Ingelheim Corporation, a health care company, from 1971 to 1988, and of Boehringer Ingelheim Pharmaceuticals, Inc., an ethical specialty pharmaceutical company, from 1984 to 1988. In 1988 upon his retirement, he became Chairman of the Board of Directors of both Boehringer Ingelheim Corporation and Boehringer Ingelheim Pharmaceuticals, Inc. Dr. Sadow retired as Chairman of both companies in December 1990 and remained on the Board of Directors of both companies until December 1992. From 1967 to 1971, Dr. Sadow was Senior Vice President, Scientific Affairs, of the U.S.V. Pharmaceutical Corporation, Revlon Health Care Division. He also serves as Chairman of the Board of

Directors of Cortex Pharmaceuticals, Inc., a neuroscience company; as a director of Anika Research Corporation, a research company; a director of Houghten Pharmaceutical Inc., a pharmaceutical company; and as a director of Penederm, Inc., a dermatologic product company. Dr. Sadow earned a B.S. from the Virginia Military Institute, an M.S. from the University of Kansas and a Ph.D. from the University of Connecticut.

     Warren E. Pinckert II joined the Company as Chief Financial Officer and Vice President of Business Development in 1989. Mr. Pinckert was the Corporate Secretary from February 1990 to January 1997. Mr. Pinckert became Executive Vice President of Operations in May 1991 while retaining his previous positions. In June 1993, Mr. Pinckert became President and Chief Executive Officer and was appointed to the Board of Directors. Prior to joining Cholestech, he was Chief Financial Officer for Sunrise Medical Inc., an international durable medical equipment manufacturer, from 1983 to 1989. Mr. Pinckert also serves on the Board of Directors of PacifiCare Health Systems, a managed care organization. Mr. Pinckert earned a B.S. in Accounting and an M.B.A. from the University of Southern California and is a certified public accountant.

     Joseph Buchman, M.D. has been a Director of the Company since July 1994. He is a practicing physician with a private practice in Ridgefield and Danbury, Connecticut. He is a certified member of the American Board of Internal Medicine and Cardiovascular Disease. Dr. Buchman is currently director of the Preventive Cardiology Program for Danbury Hospital Health Services, and has been a member of the Cardiothoracic and Vascular Group, a professional corporation in Ridgefield, Connecticut since 1992. Prior to 1992, Dr. Buchman maintained a private medical practice. Dr. Buchman has published numerous articles on the subject of coronary risk factors. Dr. Buchman earned a B.A. from Wesleyan University and a M.D. from New York University, College of Medicine.

     John L. Castello has been a Director of the Company since August 1993. He is the Chairman of the Board, President and Chief Executive Officer of Xoma Corporation ("Xoma"), a biotechnology company. He joined Xoma in April 1992 after serving as President and Chief Operating Officer of the Ares Serono Group, a Swiss ethical pharmaceutical company, from 1988 to August 1991, and prior to that he was President of the Serano Diagnostics Division from 1986 to 1988. From 1977 to 1986, Mr. Castello held senior management positions at Amersham International PLC and Abbott Laboratories. Mr. Castello also serves on the Board of Directors of Metra Biosystems, Inc. Mr. Castello earned a B.S. in Mechanical and Industrial Engineering from Notre Dame University.

     H. R. Shepherd has been a director of the Company since July 1994. He is a special advisor to the Chairman of the Board of Directors of Medeva PLC, an international pharmaceuticals company, and is a founder and Chairman of the Board of the Albert B. Sabin Vaccine Foundation. Mr. Shepherd served as Chairman and Chief Executive Officer of Armstrong Pharmaceuticals, a company specializing in aerosol pharmaceutical packaging and labeling, from 1985 to August 1993, before it was acquired by Medeva PLC. Mr. Shepherd earned a B.S. from Cornell University and a Honorary Doctorate of Humane Letter from Villanova University.


Meetings and Committees of the Board of Directors

     The Board of Directors held six (6) meetings in fiscal 1997 and all directors attended at least 75 percent of the meetings of the Board and Committees of which they were members. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. The Audit Committee is comprised of Messrs. Sadow, Buchman and Shepherd. The Compensation Committee is comprised of Messrs. Sadow and Castello. The Nominating Committee is comprised of Messrs. Sadow, Pinckert and Castello.

     The Audit Committee met twice during fiscal 1997. The responsibilities of the Audit Committee include recommending to the Board the selection of the independent accountants and reviewing the Company's internal accounting controls. The Audit Committee is authorized to conduct such reviews and examinations as it deems necessary or desirable with respect to the practices and procedures of the independent accountants, the scope of the annual audit, accounting controls, practices and policies, and the relationship between the Company and its independent accountants, including the availability of Company records, information and personnel.

     The Compensation Committee of the Board of Directors held six (6) meetings during fiscal 1997. The Compensation Committee focuses on executive compensation, incentive and other forms of compensation for directors, officers and other employees and the administration of the Company's various compensation and benefit plans.

     The Nominating Committee of the Board of Directors did not met during fiscal 1997. The Nominating Committee recommends to the Board of Directors candidates for nomination to the Board of Directors. The Nominating Committee will consider nominees recommended by shareholders. Shareholders making such recommendations should follow the procedures outlined above under "Deadline of Receipt of Shareholder Proposals."


Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of directors Sadow and Castello. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members. Mr. Pinckert, President, Chief Executive Officer and director of the Company, participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants to the Company, except that Mr. Pinckert was excluded from discussions regarding his own salary and incentive compensation.


Record Date and Principal Share Ownership

     The following table sets forth, as of June 27, 1997 information relating to the beneficial ownership of the Company's Common Stock as to (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) by each director and nominee for director, (iii) by each of the executive officers named in the table under "Executive Compensation - Summary Compensation Table" and (iv) by all directors and executive officers as a group.

                                                      Shares of Common Stock         Percent of
                                                       Beneficially Owned        Outstanding Shares(1)
                                                      ------------------------   ----------------------
    The Kaufmann Fund, Inc(2)   .....................        1,000,000                     8.9%
     140 East 45th Street, 43rd Floor
     New York, New York 10017

    U.S. Bancorp(3)    ..............................          661,000                     5.9%
     111 S.W. Fifth Avenue
     Portland, Oregon 97208

    T. Rowe Price Associates, Inc(4)  ...............          650,000                     5.8%
     100 East Pratt Street
     Baltimore, Maryland 21202

    Warren E. Pinckert II(5)    .....................          377,970                     3.4%
    Harvey S. Sadow, Ph.D.(6)   .....................           58,223                      *
    John L. Castello(7)   ...........................           40,000                      *
    Joseph Buchman, M.D.(8)  ........................           30,000                      *
    H. R. Shepherd(9)  ..............................           30,000                      *
    Gary E. Hewett(10)    ...........................          129,381                     1.2%
    Steve L. Barbato(11)  ...........................           48,187                      *
    All current directors and executive officers as a
     group (9 persons)(12)   ........................          728,261                     6.7%

------------
  * Less than one percent.

(1) Applicable percentage of ownership is based on 11,230,983 shares of Common Stock outstanding as of June 27, 1997 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after June 27, 1997 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.


                                        4

(2) Reflects ownership of the Company's Common Stock as reported to the Securities and Exchange Commission on Form 13G by The Kaufmann Fund, Inc. on December 31, 1996. The Kaufmann Fund is a investment company registered under Section 8 of the Investment Company Act. Includes 1,000,000 shares of the Company's Common Stock over which The Kaufmann Fund, Inc. has sole voting power and sole dispositive power.

(3) Reflects ownership of the Company's Common Stock as reported to the Securities and Exchange Commission on Form 13G by U.S. Bancorp on February 13, 1997. U.S. Bancorp is a bank holding company registered pursuant to the Bank Holding Company Act of 1956, as amended. Includes (i) 653,000 shares of the Company's Common Stock over which U.S. Bancorp has sole voting power, (ii) 325,400 shares over which U.S. Bancorp has sole dispositive power and (iii) 24,500 shares over which U.S. Bancorp has shared dispositive power.

(4) Reflects ownership of the Company's Common Stock as reported to the Securities and Exchange Commission on Form 13G by T. Rowe Price Associates, Inc. ("T. Rowe") on February 12, 1997. T. Rowe is a registered investment advisor pursuant to the Investment Advisors Act of 1940, as amended. Includes (i) 50,000 shares of the Company's Common Stock over which T. Rowe has sole voting power and (ii) 650,000 shares over which T. Rowe has sole dispositive power.

(5) Includes 278,228 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 27, 1997.

(6) Includes 40,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 27, 1997.

(7) Represents 40,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 27, 1997.

(8) Represents 30,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 27, 1997.

(9) Represents 30,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 27, 1997.

(10) Includes 74,375 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 27, 1997.

(11) Includes 48,187 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 27, 1997.

(12) Includes 558,290 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 27, 1997.


                                  PROPOSAL TWO
                    ADOPTION OF 1997 STOCK INCENTIVE PROGRAM

     The Company's 1997 Stock Incentive Program (the "Incentive Program") authorizes the Board of Directors to grant incentive and non-statutory stock options to eligible employees, consultants, and non-employee directors of the Company in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. In addition, stock options are considered a competitive necessity in the medical diagnostic industry.

     At the Annual Meeting, the shareholders are being asked to approve an adoption of the Incentive Program and to authorize the reservation of 900,000 shares of Common Stock for issuance thereunder. The Company's existing 1988 Stock Incentive Program (the "Existing Program") will terminate pursuant to its terms in February 1998. The effective date of the Incentive Program has been determined by the Board to be the earlier of the termination date of the Existing Program or when all options available for grant under the Existing Program have been granted.

     The adoption of the Incentive Program was approved by the Board of Directors in June 1997. The total number of shares of Common Stock that may be issued pursuant to the Incentive Program and the Existing Program is 1,192,800. The 1997 Stock Incentive Program reflects the rules recently amended by the Securities and Exhcange commission with respect to the participation on non-employee directors in the Incentive Plan. There are no other significant changes from the Existing Program that are incorporated into the Incentive Program. The termination date for the Incentive Program is ten years from the date it becomes effective. For a description of the Incentive Program, see "Description of the 1997 Stock Incentive Program" below. As of June 27, 1997, options to purchase an aggregate of 1,121,624 shares of the Company's Common Stock were outstanding under the Existing Program with the exercise price ranging from $1.75 to $6.56 per share, and 292,800 shares (exclusive of the 900,000 shares for the 1997 Stock Incentive Plan subject to shareholder approval at this Annual Meeting) were available for future grant. In addition, 635,577 shares have been purchased pursuant to exercise of stock options under the Existing Program. This proposal provides a number of shares authorized for issuance under the Incentive Program to provide sufficient shares for anticipated grants to be issued to both new and existing employees until at least fiscal 1999. The Company intends to utilize the options available for grant to attract and retain both executive level and other employees.

Vote Required

     The affirmative vote of a majority of the Votes Cast will be required under California law to approve the amendment to the Incentive Program. For this purpose, the "Votes Cast" are defined under California law to be the shares of the Company's Common Stock represented and "voting" at the Annual Meeting of Shareholders. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and
(ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but shall not be counted for the purpose of determining the total number of Votes Cast with respect to the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

            The Board of Directors recommends that shareholders vote
                   FOR the Adoption to the Incentive Program.

Description of the 1997 Stock Incentive Program

     Purpose. The purpose of the Incentive Program is to attract and retain the best available personnel for positions of substantial responsibility at the Company, to provide additional incentives to employees, consultants and non-employee directors ("Outside Directors") of the Company and to promote the success of the Company's business.

     Administration. The Incentive Program may be administered by the Board of Directors or by a committee appointed by the Board. The Incentive Program will be administered by the Compensation Committee of the Board of Directors. The Board or the committee appointed to administer the Incentive Program is referred to in this description as the "Administrator." With the exception of automatic non-discretionary grants to Outside Directors, the Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercise ability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Incentive Program.

     Eligibility. The Incentive Program provides that either incentive stock options or non-statutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its subsidiaries. In addition, the Incentive Program provides that non-statutory options may be granted to consultants of the Company or any of its subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and the responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Incentive Program does not provide for a maximum or minimum number of shares of Common Stock which may be granted under option to any person, although there is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable for the first time in any calendar year.

     Eligibility of Outside Directors. The Incentive Program provides that Outside Directors who represent shareholders holding more than 1% of the outstanding shares are not eligible to receive grants under the Incentive Program. Outside Directors who do not represent shareholders holding more than 1% of the outstanding shares are eligible pursuant to an automatic grant mechanism. See "Directors' Compensation" below. Options granted to Outside Directors have an exercise price equal to the fair market value as of the date of grant and vest at a rate of 25% per calendar quarter following the date of grant so long as the optionee remains a director of the Company. The closing sale price of the Company's Common Stock on June 27, 1997 was $5.75.

     Terms of Options. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following terms and conditions.

     (a) Exercise of the Option. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment to the Company of the purchase price. The purchase price of the shares purchased upon exercise of an option may be paid in consideration of such form as is determined by the Administrator, and such form may vary for each option. Such consideration may consist of (i) cash, (ii) check, (iii) promissory note, (iv) with certain exceptions the tender of already-owned shares of Common Stock of the Company which have a fair market value on the exercise date equal to the exercise price of the option, (v) the assignment of the proceeds of a sale of some or all of the shares being acquired by the exercise of an option or
(vi) by any combination thereof.

     (b) Exercise Price. The exercise price under the Incentive Program is determined by the Administrator and may not be less than 100% of the fair market value of the Common Stock on the date the option is granted and in the case of an incentive stock option, not less than 100% of the fair market value of the Common Stock on the date the option is granted. For purposes of the Incentive Program, fair market value is defined as the closing price per share of the Common Stock on the date of grant as reported on the Nasdaq National Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. Notwithstanding the foregoing, options may be granted with an exercise price of less than 100% of the Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

     (c) Termination of employment. If the optionee's employment terminates for any reason other than death or disability, options under the Incentive Program may be exercised not later than three months after such termination and may be exercised only to the extent the option was exercisable on the date of termination.

     (d) Disability. If an optionee is unable to continue his or her employment with the Company as a result of total and permanent disability, options may be exercised within one year from the date of such termination and may be exercised only to the extent the option was exercisable on the date of termination.

     (e) Death. Under the Incentive Program, if an optionee should die while employed by the Company, options may be exercised within one year after the date of death but only to the extent the optionee was entitled to exercise the options at the date of death.

     (f) Termination of Options. Stock options granted under the Incentive Program may not exceed ten years and one day, although the Company grants stock options which expire five years from the date of grant or such shorter period as may be provided by the Administrator. In the case of an option granted to an optionee who at the time the option is granted owns stock representing more than 10% of the voting power of the Company, the term of the option shall be five years from the date of grant or such shorter time as may be provided by the Administrator. No option may be exercised after its expiration.

     (g) Non-transferability of Options. An option is non-transferable by the optionee other than by will or the laws of descent and distribution, and during the optionees' lifetime is exercisable only by the optionee.

     Adjustments Upon Merger. In the event of a proposed sale of substantially all the assets of the Company or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such a successor corporation, unless the Board of Directors determines in the exercise of its sole discretion and in lieu of such assumption or substitution that the optionee shall have the right to exercise the option as to all shares subject to such option, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the optionee that the option is fully exercisable for a period of 15 days from the date of such notice, and the option will terminate upon the expiration of such fifteen day period.

     Adjustments Upon Changes in Capitalization. In the event of any change, such as a stock split or stock dividend, made in the Company's capitalization which results in an increase or a decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each option as well as in the number of shares available for issuance under the Incentive Program. In the event of a dissolution of liquidation, the optionee shall have until 10 days prior to such transaction to exercise his or her options. In addition, the Administrator may repurchase such options. The Board of Directors may in its discretion make provision for accelerating the exerciseability of shares subject to options under the Incentive Program in such event. In the event of the proposed dissolution or liquidation of the Company all outstanding options will terminate unless otherwise provided by the Board of Directors.

     Amendment and Termination of the Incentive Program. The Board of Directors may amend the Incentive Program at any time or from time to time or may terminate it without approval of the shareholders. However, to the extent necessary to comply with the Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will obtain shareholder approval of any amendment in such a manner and to such a degree as is required. No action by the Board of Directors or shareholders may alter or impair any option previously granted under the Incentive Program. The Incentive Program shall terminate ten years from the date it becomes effective, which shall be the earlier of the termination date of the Existing Program or the date the Existing Program has no options remaining for grant.

Certain Federal Income Tax Considerations

     Options granted under the Incentive Program my be either incentive stock, as defined in Section 422 of the Code, or non-statutory stock options.

     An optionee who is granted an incentive stock option will not recognize income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a sale or exchange of the shares more than two years after the grant of the option and one year after its exercise, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of the sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares on the date of exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company.

     Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee at the time of such disposition.

     Options that do not qualify as incentive stock options are referred to as non-statutory options. An optionee will not recognize income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares over the exercise price. Any ordinary income recognized in connection with the exercise of a non-statutory option by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee upon exercise of a non-statutory stock option.

     Upon resale of the shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as ordinary income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Incentive Program. It does not purport to be complete, and it does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Participation in the Incentive Program

     The grant of options under the Incentive Program to executive officers, including the officers named in the Summary Compensation Table, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Existing Program and the Incentive Program with the exception of automatic nondiscretary grants to Outside Directors of 10,000 shares per Outside Director granted at the Annual Shareholder Meeting. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation-Stock Option Grants in Fiscal Year 1997" provides information with respect to the grant of options to the named executive officers during fiscal 1997. Information regarding options granted to Outside Directors during fiscal 1997 is set forth under the heading "Executive Compensation-Director Compensation." During fiscal 1997, all current executive officers as a group and all employees as a group received options to purchase 332,500 shares and 55,000 shares, respectively, pursuant to the Existing Program.


                                 PROPOSAL THREE
                    AMENDMENT OF EMPLOYEE STOCK PURCHASE PLAN

     In June 1992, the Board of Directors adopted the Employee Stock Purchase Plan (the "Purchase Plan") authorizing the issuance of 75,000 shares of Common Stock. The Purchase Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). Under the Purchase Plan, the Board may authorize participation by eligible employees, including officers, in periodic offerings following the commencement of the Purchase Plan.

     On January 15, 1995, the Board approved an amendment to the Purchase Plan, subject to shareholder approval. In August 1995, the Employee Stock Purchase Plan was amended to increase the number of shares of Common Stock reserved for issuance thereunder by 125,000 shares. As of June 27, 1997, 52,653 shares of Common Stock (excluding the additional 200,000 shares to be approved hereunder) were available for purchase under the Purchase Plan. The purpose of the amendment is to increase the number of shares authorized for issuance under the Purchase Plan by 200,000 shares from a total of 200,000 shares to a total of 400,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures the Company can continue to provide such incentives determined appropriate by the Board. During fiscal 1997, eligible employees, including officers, purchased 21,543 shares of the Company's Common Stock raising $80,424 in additional funds.

Vote Required

     The affirmative vote of a majority of the Votes Cast will be required by law to approve the amendment to the Purchase Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Stock represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the record date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but shall not be counted for determining the total number of Votes Cast with respect to the proposal. Broker non-votes will be counted for purposes of determining the presence of absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal.

     The Board of Directors recommends that shareholders vote FOR the Amendment to the Purchase Plan.

     The essential terms of the Purchase Plan, as amended, are summarized as follows:


Purpose

     The purposes of the Purchase Plan is to provide employees of the Company which are designated by the Board of Directors to participate in the Purchase Plan with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Purchase Plan is intended to qualify under
Section 423 Code.


Administration

     The Purchase Plan provides for administration by the Board of Directors of the Company or a committee appointed by the Board and is currently administered by the Board of Directors. All questions of interpretation or application of the Purchase Plan are determined by the Board of Directors or its appointed committee, and its decisions are final and binding upon all participants. No charge for administrative or other costs may be made against the payroll deductions of a participant in the Purchase Plan. Members of the Board receive no additional compensation for their services in connection with the administration of the Purchase Plan.


Offering Periods

     The Purchase Plan has offering periods of approximately six month periods. The offering periods commence on or after January 1 and July 1 of each year. The Board of Directors has the power to alter the duration of the offering periods without shareholder approval.


Eligibility

     Any person who (i) is a regular employee scheduled to work at least twenty hours per week and at least three months per year and (ii) was employed by the Company on the 1st day of April or the 1st day of October immediately preceding the enrollment date is eligible to participate in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering to the Company's payroll office a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering may not participate in the Purchase Plan until the commencement of the next offering period.


Purchase Price

     The price at which share are sold to participating employees is eighty-five percent (85%) of the lower of the fair market value per share of the Common Stock on (i) the first day of the offering period or (ii) the last day of the purchase period. The fair market value of Common Stock on a given date is determined by reference to the closing sales price of the Nasdaq National Market. The closing sale price per share of the Company's Common Stock on the Nasdaq National Market on June 30, 1997 was $5.75.


Payment of Purchase Price; Payroll Deductions

     The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not exceed 15% of a participant's compensation. A participant may discontinue his or her participation in the Purchase Plan and may decrease the rate of payroll deductions at any time during the offering period. A participant may increase the rate of payroll deductions at the beginning of each purchase period. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated as provided in the Purchase Plan.


Purchase of Stock; Exercise of Option

     By executing a subscription agreement to participate in the Purchase Plan, the employee is entitled to have shares placed under option to him or her. The maximum number of shares placed under option to a participant in an offering is that number arrived at by dividing the amount of his or her compensation which he or she has elected to have withheld for the purchase period by the lower of (i) 85% of the fair market value of a share of Common Stock at the beginning of the offering period, or (ii) 85% of the fair market value of a share of Common Stock on the last day of the purchase period as long as the total number of shares issued to a participant for any purchase period does not exceed a number determined by dividing $12,500 by the market value of a share of Common Stock at the beginning of the offering period. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price.

     Notwithstanding the forgoing, no employee shall be permitted to subscribe for shares under the Purchase Plan (a) if, immediately after the grant of the option, the employee would own, and/or hold outstanding options to purchase, 5% or more of the voting stock or value of all classes of stock of the Company or
(b) which permits his or her rights to purchase stock under all employees stock purchase plans of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan, a pro rata allocation of the share remaining shall be made in as equitable a manner as is practicable.


Withdrawal

     While each participant in the Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase
Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period. Any withdrawal by the employee during a given offering automatically terminates the employee's interest in that offering.


Termination of Employment

     Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or person entitled thereto as specified by the employee in the subscription agreement.


Capital Changes

     In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustment will be made by the Company in the shares subject to purchase and in the purchase price per share.


Nonassignability

     No rights or accumulated payroll deductions of an employee under the Purchase Plan may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the Purchase Plan.


Amendment and Termination of the Purchase Plan

     The Board of Directors may at any time amend or terminate the Purchase Plan, except that such termination shall not affect options previously granted nor may any amendment make any changes in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the Purchase Plan without prior approval of the shareholders of the Company if such amendment would increase the number of shares reserved under the Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the Purchase Plan.

Certain United States Federal Income Tax Information

     The Purchase Plan, and the right of Participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date of the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sales or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of on before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company is entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In additional, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.


Participation in the Purchase Plan

     Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases under the Purchase Plan are not determinable. Non-employee directors are not eligible to participate in the Purchase Plan.

     The following table sets forth certain information regarding shares purchased during the fiscal year ended March 28, 1996 by each of the executive officers named in the Summary Compensation Table below who participated in the Purchase Plan, all current executive officers as a group, and all other employees who participated in the Purchase Plan as a group:

                                                             Number of
                  Name of Individual or                        Shares           Dollar
                    Identity of Group                       Purchased (#)     Valued ($)(1)
----------------------------------------------------------- ---------------   --------------
        Warren E. Pinckert II   ...........................         -                 -
        Steve L. Barbato  .................................         -                 -
        Gary E. Hewett    .................................         -                 -
        All current executive officers as a group
          (5 persons)  ....................................         -                 -
        Non-Executive Officer Directors as a group   ......          *                 *
        All Other Employees as a group   ..................     21,543           $36,122

------------
 * Not eligible to participate in the Purchase Plan.

(1) Market value of shares on date of purchase minus the purchase price under the Purchase Plan.

                                  PROPOSAL FOUR
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS


     The Board of Directors has selected Price Waterhouse LLP, independent accountants, to audit the financial statements of the Company for the fiscal year ending March 27, 1998, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Price Waterhouse LLP has been the Company's independent accountants since 1990. A representative of Price Waterhouse will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

     The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants.



                    EXECUTIVE COMPENSATION AND OTHER MATTERS


Executive Compensation

     The following table shows compensation paid by the Company for services rendered during fiscal years 1997, 1996, and 1995 for the Chief Executive Officer and the other most highly compensated executive officers of the Company (the "Named Executive Officers") whose compensation exceeded $100,000 in fiscal 1997.

                          Summary Compensation Table
                                                                                           Long-term
                                                                                         Compensation
                                                Annual Compensation                         Awards
                              -------------------------------------------------------- ------------------
                                                                         Other            Securities
                                                                         Annual           Underlying           All Other
Name and Principal Position   Year   Salary ($)      Bonus ($)      Compensation (1)      Options (#)     Compensation (2)($)
----------------------------- ------ ------------ ----------------- ------------------ ------------------ --------------------
Warren E. Pinckert II (3)     1997     $167,461    $    8,000(6)        $    -               115,000           $  4,378
 President and Chief          1996      145,440            -                 -                10,000              6,050
 Executive Officer            1995      153,333            -                 -               249,958(4)           6,143

Gary E. Hewett                1997      137,150         6,500(6)           2,225              17,500              3,394
 Vice President of            1996      131,191            -              39,336                 -                1,863
 Diagnostic Development       1995      130,000        10,000              4,278              70,000(4)           4,255

Steve L. Barbato              1997      114,005         5,250(6)             -                50,000              5,995
 Vice President of            1996      106,050            -                 -                 3,000              5,914
 Manufacturing                1995      104,167        10,000             16,738              45,000(5)           5,971

------------

(1) The amounts described hereunder were paid by the Company as follows: In fiscal 1997, to Mr. Hewett, $2,225 for the compensation paid in connection with the Company's Research and Development Incentive Program. In fiscal 1996, to Mr. Hewett, $35,640 forgiveness of a loan and $3,696 for the compensation paid in connection with the Company's Research and Development Incentive Program. In fiscal 1995, to Mr. Hewett $2,851 and $917 for forgiveness of a loan and income taxes paid on the forgiveness of the loan, respectively, and $510 for the compensation paid in connection with the Company's Research and Development Incentive Program and to Mr. Barbato $16,738 for the forgiveness of a relocation loan.

(2) The amounts described hereunder were paid by the Company for premiums on group term life insurance and medical and dental insurance.

(3)  In October 1994, Mr. Pinckert  voluntarily reduced his compensation by 10%.

(4) Represents options granted pursuant to an option exchange program approved by the Board of Directors in August 1994.


                                       13

(5) Includes 35,000 shares subject to options granted pursuant to an option exchange program approved by the Board of Directors in August 1994.

(6)  Bonus pursuant to Wage Freeze Bonus Plan of 1994.

Stock Option Grants in Last Fiscal Year

     The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended March 28, 1997. All such options were awarded under the Company's 1988 Stock Incentive
Program.

                                                                                                         Potential Realizable
                                                                                                                 Value
                                                                                                         ---------------------
                                                          Individual Grants                                at Assumed Annual
                               -----------------------------------------------------------------------      Rates of Stock
                                                       % of Total                                         Price Appreciation
                                                         Options          Exercise                                for
                                   Number of           Granted to           Price                           Option Term(5)
                               Underlying Options     Employees in           Per          Expiration     ---------------------
            Name                  Granted (#)         Fiscal Year(1)     Share (2)(3)     Date (4)         5%           10%
------------------------------ --------------------   ----------------   --------------   ------------   ---------   ---------
Warren E. Pinckert II   ......      75,000                17.54%            $4.375           08/02/01     $90,655     $200,324
                                    40,000                 9.35              4.875           03/02/02      53,875      119,049
Gary E. Hewett (6)   .........      17,500                 4.09              4.375           08/02/01      21,153       46,742
Steven L. Barbato    .........      30,000                 7.01              4.375           08/02/01      36,262       80,129
                                    20,000                 4.67              4.875           03/20/02      26,937       59,525

------------

(1) Based on an aggregate of 427,500 options granted under the 1988 Stock Incentive Program.

(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the Board of Directors on the date of grant.

(3) Exercise price and tax withholding obligations related to exercise may be paid in cash, check, promissory note, by delivery of already-owned shares of the Company's Common Stock subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.

(4) The stock options granted in the fiscal year ended March 28, 1997 are generally exercisable starting three months after the date of grant, with 6.25% of the shares covered thereby becoming exercisable at that time and with an additional 6.25% of the option shares becoming exercisable at the end of each three month period thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Under the 1988 Stock Incentive Program, the Board retains the discretion to modify the terms, including the price, of outstanding options.

(5) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the five year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

(6) Mr. Hewett is eligible to receive cash bonuses under the Company's Research and Development Incentive Program.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

     The following table sets forth, for each of the Named Executive Officers, the aggregated option exercises in the last fiscal year and the year end value of unexercised options.

                                                                     Number of Securities          Value of Unexercised
                                                                    Underlying Unexercised             In-the-Money
                               Shares Acquired        Value                Options                        Options
            Name                on Exercise #    Realized(#)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable(#)(2)
------------------------------ ----------------- ---------------- --------------------------- --------------------------------
Warren E. Pinckert II   ......      18,125           $49,328               138,746                $350,021/ $104,290
Gary E. Hewett    ............      25,000            68,750                15,313                 106,366/    9,570
Steven L. Barbato    .........         -                 -                  53,938                  68,201/   36,298

------------
(1) Market value of underlying securities at date of exercise less the exercise price, but does not necessarily indicate that the optionee sold the underlying stock.
(2) Market value of the Common Stock as of March 27, 1997 minus the exercise price.

Directors' Compensation

     In September 1996, Outside Directors, as defined below, implemented a new director compensation program whereby the Outside Directors would receive $1,000 monthly director's fee and $1,000 director's meeting fee for each Board meeting they attended. Prior to this change, each Outside Director only received a $1,000 director's meeting fee for each Board meeting they attended from January 1995 to August 1996. Outside Directors also receive a $500 fee for each meeting of the Audit or Compensation Committee or Nominating Committee attended that is not in conjunction with a regular board meeting. In addition, the 1988 Stock Incentive Program provided and the 1997 Stock Incentive Program will provide that options to purchase the Company's Common Stock may be granted to Outside Directors pursuant to a non-discretionary, automatic grant mechanism, whereby each such director is granted an option to purchase 10,000 shares on the date of each Annual Meeting of Shareholders. Pursuant to the provisions of the 1988 Stock Incentive Program, in August 1996 Dr. Buchman, Mr. Castello, Dr. Sadow and Mr. Shepherd were each granted non-statutory options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $5.50 per share.


Employment Agreements and Change in Control Arrangements

     The Board of Directors has approved a twelve-month wage and benefits continuation package, including but not limited to, twelve months acceleration of Incentive Stock Option vesting and medical and dental coverage for Mr. Pinckert in the event he is terminated by the Company, for any or no reason, Mr. Pinckert will be paid, in a lump-sum, within thirty days of the date of such termination, an amount equal to one years' salary, at the rate of salary in effect immediately prior to such termination (minus applicable withholding).

     The Board of Directors has approved a six-month wage and benefits continuation package, including, but not limited to, six months acceleration of Incentive Stock Option vesting and medical and dental coverage for Mr. Barbato. In the event he is terminated by the Company, for any or no reason, Mr. Barbato will be paid, in a lump-sum, within thirty days of the date of such termination, an amount equal to six months salary, at the rate of salary in effect immediately prior to such termination (minus applicable withholding).

     In addition, the Board of Directors has approved a three-month wage and benefits continuation package, including, but not limited to, three months acceleration of Incentive Stock Option vesting and medical and dental coverage for Mr. Hewett in the event he is terminated by the Company, for any or no reason, Mr. Hewett will be paid, in a lump-sum, within thirty days of the date of such termination, an amount equal to three months salary, at the rate of salary in effect immediately prior to such termination (minus applicable withholding).


Report of the Compensation Committee of the Board of Directors

     The Compensation Committee (the "Committee") of the Board of Directors reviews and approves the Company's executive compensation policies. The Committee administers the Company's various incentive plans, including the 1997 Stock Incentive Program and 1988 Stock Incentive Program, sets compensation policies applicable to the Company's executive officers and evaluates the performance of the Company's executive officers. The compensation levels of the Company's executive officers for the fiscal year ended March 28, 1997, including base salary levels, potential bonuses and stock option grants were determined by the committee at the beginning of the fiscal year. The following is a report of the Committee describing the compensation policies and rationale applicable with respect to the compensation paid to the Company's executive officers for the fiscal year ended March 28, 1997.


   Compensation Philosophy

     The Company's philosophy in setting its compensation policies for executive officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the executive officers with those of the Company's shareholders. To achieve this goal the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Committee currently uses base salary, annual cash incentives and stock options to meet these goals.


   Base Salary

     Base salary is primarily used by the Company as a device to attract, motivate, reward and retain highly skilled executives. The Committee reviewed and approved fiscal 1997 base salaries for the Chief Executive Officer and other executive officers at the beginning of the fiscal year. Base salaries were established by the Committee based upon an executive officer's job responsibilities, level of experience, individual performance, contribution to the business, the Company's financial performance for the past year, and recommendations from management. The Committee also takes into account the salaries for similar positions at comparable companies, based on each individual Committee member's industry experience. In reviewing base salaries, the Committee focused significantly on each executives officer's prior performance with the Company and expected contribution to the Company's future success. In making base salary decisions, the Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. Pursuant to an employment agreement with the Company entered into in June 1993, Mr. Pinckert was entitled to receive an initial annual base salary of $160,000 for fiscal 1996 versus the $145,440 he actually received. In October 1994, Mr. Pinckert voluntarily reduced his base salary by 10% to $144,000 in order to lower the operating costs of the Company and a Company wide Wage Freeze Program was implemented. In February 1996, the Wage Freeze Program was lifted, with Board approval Mr. Pinckert's annual base salary was adjusted to $152,640. In fiscal 1997, as part of annual executive salary review, the Board approved a salary adjustment to increase Mr. Pinckert's salary to $175,000 awarded on the basis of the outstanding performance and consistent high standards in his execution of established duties. Adoption of these increases were made soley by members of the Board of Directors who are not employees of the Company.


   Annual Cash Incentives

     Each executive officer's bonus is based on qualitative and quantitative factors and is intended to motivate and reward executives officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance targets. Annual incentive bonuses for executive officers are intended to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. To carry out this philosophy, the Board of Directors reviews and approves the financial budget for the fiscal year. The Committee then establishes target bonuses for each executive officer as a percentage of the officer's base salary. The executive officers, including Mr. Pinckert, must successfully achieve these performance targets which are submitted by management to the Committee for its evaluation and approval at the beginning of the fiscal year. The Company-based performance goals are tied to different indicators of Company performance, such as the operating results of the Company. The individual performance goals are tied to different indicators of an individual executive officer's performance, such as the financial performance of the Company, new product development and increase in the customer base. The Committee evaluates the completion of the Company-based performance targets and specific individual-based performance targets and approves a performance rating relative to the goals so completed. This scoring is influenced by the Committee's perception of the importance of the various corporate and individual goals. The Committee believes that the bonus arrangement provides an excellent link between the Company's earnings performance and the incentives paid to executives. Mr. Pinckert received an $8,000 cash bonus in fiscal year 1997 pursuant to Wage Freeze Bonus Plan of 1994.


   Stock Options

     The Committee provides the Company's executive officers with long-term incentive compensation through grants of stock options under the Company's 1988 Stock Incentive Program and in fiscal 1998 will provide grants under the 1997 Stock Incentive Program. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. The options also utilize vesting periods that encourage key executives to continue  in the  employ of the  Company.  All  options  granted  to  executives officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the executive officer's relative position and responsibilities with the Company, the individual performance of the executive officer over the previous fiscal year, and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. Stock options granted in prior years are also taken into consideration. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. In fiscal 1997, the Committee recommended and the Board of Directors granted options to purchase 115,000 shares at fair market value on the date of grant to Mr. Pinckert on the basis of the outstanding performance and consistent high standards in his execution of established duties.

   Section 162(m)

     The Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the executive officers named in the proxy statement. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company has adopted a policy that, where reasonably practicable, the Company will take the necessary steps to conform its compensation, including compensation derived from the exercise of stock options, to comply with the deductibility limitations of Section 162(m).



                                          Respectfully  submitted  by Members of
                                          the Compensation Committee:



                                          Harvey S. Sadow, Ph.D.
                                          John L. Castello

                               PERFORMANCE GRAPH

     The following is a line graph comparing the cumulative total return to shareholders of the Company's Common Stock at March 28, 1997 since June 26, 1992 (the date the Company first became subject to the reporting requirements of the Exchange Act) to the cumulative total return over such period of (i) the Nasdaq Stock Market United States Index and (ii) a Peer Group Index, which includes all companies in the Standard Industrial Classification Code 3826 -- Measuring and Controlling Devices, of which the Company is a member.


               COMPARISON OF 57 MONTH CUMULATIVE TOTAL RETURN (1)
          AMONG CHOLESTECH CORPORATION, THE NASDAQ STOCK MARKET UNITED
                      STATES INDEX AND A PEER GROUP (2) (3)



[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                            Cumulative Total Return
                                   ---------------------------------------------
                                   6/26/92   3/93    3/94   3/95   3/96   3/97

Cholestech Corporation              100      128      93     35    140     95
Peer Group                          100      112     123    155    211    236
NASDAQ Stock Market (U.S.)          100      127     137    152    207    230



------------

(1) Assumes that $100.00 was invested on June 26, 1992 (the date of the Company's initial public offering) in the Company's Common Stock and in each index, and that all dividends were reinvested. No dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

(2)  Peer Group is SIC Code 3826 -- Measuring and Controlling Devices.

(3) The Company operates on a 52/53 week fiscal year which ends on the last Friday in March. Accordingly, the last trading day of its fiscal year may vary. For consistent presentation and comparison to the indices shown herein, the Company has calculated its stock performance graph assuming a March 31 year end.

     The information contained above under the captions "Report of the Compensation Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.


CERTAIN TRANSACTIONS WITH MANAGEMENT

     All transactions, including loans, between the Company and its officers, directors, principal shareholders and their affiliates will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act and regulations of the SEC thereunder require the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that with the exception of H.R. Shepherd who filed one Statement of Changes in Beneficial Ownership on Form 4 late, all of the Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with during or with respect to the period from March 30, 1996 to March 28, 1997.


                                  OTHER MATTERS

     The Company is not aware of any other business to be presented at the Annual Meeting. If matters other than those described herein should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.






By Order of the Board of Directors
Dated: July 23, 1997

                                                                      APPENDIX A

--------------------------------------------------------------------------------
PROXY                         CHOLESTECH CORPORATION                       PROXY

                       1997 ANNUAL MEETING OF SHAREHOLDERS
                                 August 22, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned shareholder of Cholestech Corporation, a California corporation, hereby acknowledges receipt of the Notice Annual Meeting of Shareholders and Proxy Statement, each dated July 23, 1997, and hereby appoints John L. Castello and Warren E. Pinckert II and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Shareholders of Cholestech Corporation to be held on August 22, 1997 at 10:00 a.m., Pacific Time, at the Hotel Sofitel San Francisco Bay, 223 Twin Dolphin Drive, Redwood City, California 94065, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

                 (Continued, and to be signed on the other side)
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 [X] Please mark
                                                                                                                     your votes
                                                                                                                       as this

                                           WITHHOLD
1. ELECTION OF DIRECTORS:             FOR   FOR ALL                                                  FOR    AGAINST     ABSTAIN
                                      [  ]   [  ]          2.   Proposal  to adopt  the  Company's   [  ]     [  ]        [  ]
   If you wish to withhold authority                            1997 Stock Incentive Program and to
   to vote for any individual                                   authorize   the    reservation   of
   nominee, strike a line through                               900,000  shares of Common Stock for
   that nominee's name in the                                   issuance thereunder.
   list below:
                                                           3.   Proposal  to amend  the  Company's   [  ]     [  ]        [  ]
Harvey S. Sadow, Ph.D., Warren E. Pinckert II,                  1992 Employee  Stock  Purchase Plan
Joseph Buchman, M.D., John L. Castello,                         to increase the aggregate number of
and H. R. Shepherd                                              shares of Common  Stock  authorized
                                                                for  issuance  under  such  plan by
                                                                200,000.

                                                           4.   Proposal to ratify the  appointment  [  ]     [  ]        [  ]
                                                                of  Price  Waterhouse  LLP  as  the
                                                                independent   accountants   of  the
                                                                Company for Fiscal 1998:

                                                           and,  in  their  discretion,  upon  such
                                                           other   matter  or  matters   which  may
                                                           properly  come before the meeting or any
                                                           adjournment  or  adjournments   thereof.

                                                                                      THIS PROXY WILL BE VOTED AS DIRECTED OR,
                                                                                      IF NO CONTRARY  DIRECTION IS  INDICATED,
                                                                                      WILL  BE  VOTED  FOR  THE   ELECTION  OF
                                                                                      DIRECTORS,   FOR  THE  ADOPTION  OF  THE
                                                                                      COMPANY'S 1997 STOCK INCENTIVE  PROGRAM,
                                                                                      FOR THE  AMEND  MENT  OF THE  COMPANY'S
                                                                                      1992  EMPLOYEE  STOCK  PURCHASE PLAN AND
                                                                                      FOR THE  RATIFICATION OF THE APPOINTMENT
                                                                                      OF PRICE  WATERHOUSE  LLP AS INDEPENDENT
                                                                                      ACCOUNTANTS  AND AS  SAID  PROXIES  DEEM
                                                                                      ADVISABLE  ON SUCH OTHER  MATTERS AS MAY
                                                                                      PROPERLY COME BEFORE THE MEETING.


Signature(s) _____________________________________________________________________                Dated _____________________ , 1997
This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed  envelope.  Persons signing in a fiduciary  capacity  should so indicate.  If shares are held by joint tenants or as community property, both should sign.
------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOLD AND DETACH HERE -

                             CHOLESTECH CORPORATION

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                     Amended Effective as of August 23, 1995
                 Further Amended Effective As of August 22, 1997


         The following constitute the provisions of the 1992 Employee Stock Purchase Plan of Cholestech Corporation

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2. Definitions.

            (a) "Board" shall mean the Board of Directors of the Company.

            (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) "Common Stock" shall mean the Common Stock of the Company.

            (d) "Company" shall mean Cholestech Corporation, a California corporation.

            (e) "Compensation" shall mean all base straight time gross earnings, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

            (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

            (g) "Employee" shall mean any individual who is an employee of the Company for purposes of tax withholding under the Code whose customary employment with the Company or any Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

            (h) "Enrollment Date" shall mean the first day of each Offering Period.

            (i) "Exercise Date" shall mean the last day of each Offering Period.

            (j) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

                (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                (2) If the Common Stock is quoted on the NASDAQ system (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

            (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following June 30, or commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following December 31, during which an option granted pursuant to the Plan may be exercised. The duration of Offering Period may be changed pursuant to Section 4 of this Plan.

            (l) "Plan" shall mean this Employee Stock Purchase Plan.

            (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

            (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

            (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

            (p) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

         3. Eligibility.

            (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date and who has been employed by the Company for at least three (3) months shall be eligible to participate in the Plan. Notwithstanding the foregoing, however, any Employee shall be eligible to participate in the Plan who was employed by the Company as of the effective date of a registration statement filed with the Securities and Exchange Commission for the initial offering of shares of Common Stock of the Company to the public.

            (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

         4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 and July 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with
Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

         5. Participation.

            (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least five (5) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

            (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

         6. Payroll Deductions.

            (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation which he or she receives on each pay day during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the participant's Compensation during said Offering Period.

            (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

            (c) A participant may not change his or her rate of participation in the Plan during an Offering Period, but may change his or her rate of participation with respect to any future Offering Period by filing a new subscription agreement with the Company's payroll office at least five (5) business days prior to the commencement of the Offering Period to which the rate change shall apply; provided, however, that a participant may discontinue his or her participation in the Plan at any time as provided in Section 10 hereof. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

            (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

            (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

         7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $12,500 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in
Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

         9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.

         10. Withdrawal; Termination of Employment.

            (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

            (b) Upon a  participant's  ceasing to be an Employee  (as defined in
Section 2(g) hereof), for any reason, including by virtue of him or her having failed to remain an Employee of the Company for at least twenty (20) hours per week during an Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under
Section  14  hereof,  and  such  participant's   option  will  be  automatically
terminated.

            (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

         11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

         12. Stock.

            (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 400,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in
Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

            (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.

            (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse.

         13. Administration.

            (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

                (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

                (2) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

            (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

         14. Designation of Beneficiary.

            (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such parti cipant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

            (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

            (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

         The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each out standing option, in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         19. Amendment or Termination.

            (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

            (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being pur chased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

         22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

         23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to
Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                    Exhibit A


                             CHOLESTECH CORPORATION

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT



_____ Original Application                           Enrollment Date: __________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1.       _____________________________________  hereby elects to  participate in the Cholestech Corporation 1992 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 15%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete "Cholestech Corporation 1992 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Subscription Agreement is subject to obtaining shareholder approval of the Employee Stock Purchase Plan.

         5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse
         Only):

6. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



NAME:  (Please print)___________________________________________________________
                                      (First        (Middle)        (Last)



_____________________               ____________________________________________
Relationship
                                    ____________________________________________
                                    (Address)

NAME:  (Please print)___________________________________________________________
                                      (First        (Middle)        (Last)



_____________________               ____________________________________________
Relationship
                                    ____________________________________________
                                    (Address)



Employee's Social
Security Number:                    ____________________________________________



Employee's Address:                 ____________________________________________

                                    ____________________________________________

                                    ____________________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.



Dated:_______________                                ___________________________
                                                     Signature of Employee



                                                     ___________________________
                                                      Spouse's   Signature   (If
                                                      beneficiary   other   than
                                                      spouse)

                                    Exhibit B


                             CHOLESTECH CORPORATION

                        1992 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL


         The undersigned participant in the Offering Period of the Cholestech Corporation 1992 Employee Stock Purchase Plan which began on ___________ 19____ (the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.


                                                Name and Address of Participant:

                                                ________________________________

                                                ________________________________

                                                ________________________________



                                                Signature:

                                                ________________________________


                                                Date:___________________________

                             CHOLESTECH CORPORATION

                          1997 STOCK INCENTIVE PROGRAM



          1. Purposes of the 1997 Stock Incentive Program (the "Plan"). The purposes of this Stock Plan are:

             o to attract and retain the best available personnel for positions of substantia responsibility,

             o to provide additional incentive to Employees, Directors and Consultants, and

             o  to promote the success of the Company's business.

        Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan also provides for automatic grants of Nonstatutory Stock Options to certain Outside Directors.

          2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of itsCommittees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicabl Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Committee means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

            (f) "Common Stock" means the common stock of the Company.

            (g)   "Company"   means   Cholestech   Corporation,   a   California
Corporation.


            (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

            (i) "Director" means a member of the Board.

            (j) "Disability" means total and permanent  disability as defined in
Section 22(e)(3) of  the Code.

            (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (o) "Inside Director" means a Director who is an Employee.

            (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (q)  "Notice  of  Grant"  means  a  written  or  electronic   notice
evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

            (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (s) "Option" means a stock option granted pursuant to the Plan.

            (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

            (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

            (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

            (x) "Outside Director" means a Director who is not an Employee.

            (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

            (z) "Plan" means this 1997 Stock Incentive Program.

            (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

            (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

            (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (dd) "Section 16(b)" means Section 16(b) of the Exchange Act.

            (ee) "Service Provider" means an Employee, Director or Consultant; provided, however, that such term shall not include those individuals who are representatives of shareholders owning more than one percent (1%) of the outstanding Shares of the Company.

            (ff) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.


            (hh) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

          3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 900,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

           If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

          4. Administration of the Plan.

            (a) Procedure.

               (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

               (ii)  Section  162(m).  To  the  extent  that  the  Administrator
determines  it  to  be  desirable  to  qualify  Options  granted   hereunder  as
"performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv) Grants to Outside Directors. All grants of Options to Outside Directors made pursuant to Section 12 of the Plan shall be automatic and nondiscretionary.

               (v) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

           (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

               (iv) to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

               (vii) to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

           (c)  Effect  of   Administrator's   Decision.   The   Administrator's
decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

          5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

          6. Limitations.

           (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

           (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

          8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

          9. Option Exercise Price and Consideration.

           (a) Exercise Price. The per share exercise price for the Shares to be
issued   pursuant  to  exercise  of  an  Option  shall  be   determined  by  the
Administrator, subject to the following:

               (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a  Nonstatutory  Stock Option,  the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

           (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

           (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i) cash;

               (ii) check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

          10. Exercise of Option.

           (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed  exercised when the Company  receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

           (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

           (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          11. Stock Purchase Rights.

           (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

           (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

           (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

           (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

          12. Automatic Option Grants to Outside Directors.

           (a) First Option. Each Outside Director who first becomes an Outside Director within six months after an annual meeting of the Company's shareholders after the effective date of this Plan shall be automatically granted a Nonstatutory Stock Option to purchase 5,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

           (b) Subsequent Option. Each Outside Director shall be automatically granted a Nonstatutory Stock Option to purchase 10,000 Shares (a "Subsequent Option") on the date of the annual shareholder meeting of each year; provided that he or she is then an Outside Director.

           (c) Terms of Options. The terms of First Options and Subsequent Options granted hereunder shall be as follows:

               (i) the term of each Option shall be five (5) years.

               (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant. In the event that the date of grant is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant.

               (iii) 25% of the Shares subject to the Option shall vest each calendar quarter after the date of grant, so that 100% of the Optioned Stock shall be exercisable one year after the date of grant, subject to the Optionee remaining a Service Provider as of such vesting dates.

           (d) In the event that any Option granted under this Section 12 would cause the number of Shares subject to outstanding Option plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant under this Section 12 shall be granted on a pro rata basis. No further grants shall be made under this Section 12 until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.


          13. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

          14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

           (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and

Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

           (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

           (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of

Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          15. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

          16. Amendment and Termination of the Plan.

           (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

           (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

           (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

          17. Conditions Upon Issuance of Shares.

           (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

           (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          20. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                             CHOLESTECH CORPORATION

                          1997 STOCK INCENTIVE PROGRAM

                             STOCK OPTION AGREEMENT


        Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

        You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number                          ____________________________

        Date of Grant                         ____________________________

        Vesting Commencement Date             ____________________________

        Exercise Price per Share              $___________________________

        Total Number of Shares Granted        ____________________________

        Total Exercise Price                  $___________________________

        Type of Option:                       ___ Incentive Stock Option

                                              ___ Nonstatutory Stock Option

        Term/Expiration Date:                 ____________________________


     Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule:

        25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, so that 100% of the Optioned Stock shall be exercisable after four years, subject to the Optionee continuing to be a Service Provider on such dates.

        Termination Period:

        This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

        1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

           If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

        2. Exercise of Option.

           (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

           (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

           No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

           (a) cash;

           (b) check;

           (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

           (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

        6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

           (a) Exercising the Option.

               (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

           (b) Disposition of Shares.

               (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

           (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

        7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

        8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                CHOLESTECH CORPORATION



-----------------------------------      ---------------------------------------
Signature                                By

------------------------------------     ---------------------------------------
Print Name                               Title

------------------------------------
Residence Address

------------------------------------

                                CONSENT OF SPOUSE

        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                         ---------------------------------------
                                         Spouse of Optionee

                                    EXHIBIT A

                          1997 STOCK INCENTIVE PROGRAM

                                 EXERCISE NOTICE


Cholestech Corporation
3347 Investment Blvd.
Hayward, CA  94545-3808


Attention:  Secretary

        1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Cholestech Corporation (the "Company") under and pursuant to the 1997 Stock Incentive Program (the "Plan") and the Stock Option Agreement dated ___ , 19___ (the "Option Agreement"). The purchase price for the Shares shall be $___ , as required by the Option Agreement.

        2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

        5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                              Accepted by:

PURCHASER:                                 CHOLESTECH CORPORATION


__________________________________         _____________________________________
Signature                                  By

__________________________________         _____________________________________
Print Name                                 Its


Address:                                   Address:

__________________________________         3347 Investment Blvd.
                                           Hayward, CA  94545-3808
__________________________________
                                           _____________________________________
                                           Date Received


                                       -2-